Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Power3 Medical Products, Inc. (the “Company”) on Form 10-KSB for the period  ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Steven B. Rash, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section  1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2008	By:	/s/ Steven B. Rash
Steven B. Rash Chief Executive Officer (principal executive officer)